                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    ________

                                    Form 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report:     September 24, 1998
Date of Earliest
  Event Reported:   September 24, 1998


                                   MBIA Inc.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Connecticut                1-9583                  06-1185706
  ---------------       ----------------------       ---------------
  (State of            (Commission File Number)       (IRS Employer
  Incorporation)                                      Identification
                                                          Number)


        113 King Street, Armonk, New York                 10504
  --------------------------------------------       ---------------
    (Address of principal executive offices)            (Zip Code)



                           (914) 273-4545
  ------------------------------------------------------------------
       (Registrant's telephone number, including area code)


                                  Page 1 of 4
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Items 1-6.     Not Applicable.

Item 7.        Financial Statement and Exhibits

               (c)  Exhibits.

               On February 17, 1998, the Registrant acquired CapMAC
               Holdings, Inc., and on July 31, 1998, the Registrant acquired 1838 Investment Advisors, Inc. ("1838"), in transactions each accounted for as a "pooling of interest" for financial and accounting reporting purposes (the "Mergers"). The audited consolidated financial statements of the Company have been restated to give effect to the Mergers and are filed herewith, along with the report of PricewaterhouseCoopers LLP dated September 21, 1998 (the "Report"), as Exhibit 99.01. Financial Data Schedules based on the restated financial statements are filed herewith as Exhibits 27.01, 27.02 and 27.03. A Ratio of Earnings to Fixed Charges giving effect to the Mergers is filed herewith as Exhibit 99.02. A Computation of Ratio of Earnings to Fixed Charges giving effect to the Mergers is filed herewith as Exhibit 99.03.

               On July 28, 1998, the Registrant filed a Registration Statement on Form S-3 (Registration No. 333-60039) (the "Registration Statement") with respect to various securities. On July 31, 1998, the Commission declared the Registration Statement effective. A form of underwriting agreement and opinions of counsel as to the validity of the securities covered by the Registration Statement are filed herewith as Exhibits 1.01, 99.04 and 99.05, respectively. The Consent of PricewaterhouseCoopers LLP to incorporation by reference of their Report in the Registration Statement is filed herewith as Exhibit 23.04.

               (1.01)     Form of Underwriting Agreement

               (23.04)    Consent of PricewaterhouseCoopers LLP

               (27.01)    Financial Data Schedule

               (27.02)    Financial Data Schedule

               (27.03)    Financial Data Schedule

               (99.01) Report of PricewaterhouseCoopers LLP and Restated Financial Statements

               (99.02)    Ratio of Earnings to Fixed Charges

               (99.03)    Computation of Ratio of Earnings to Fixed Charges

               (99.04)    Opinion of Debevoise & Plimpton

               (99.05)    Opinion of Day, Berry & Howard LLP

Item 8.        Not Applicable.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MBIA Inc.


                                        By: /s/ LOUIS G. LENZI
                                            -----------------------------
                                            Name: Louis G. Lenzi
                                            Title:  Secretary and General
                                            Counsel

Date: September 24, 1998

                                  Page 3 of 4
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                                 EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------
     (1.01)  Form of Underwriting Agreement

    (23.04)  Consent of PricewaterhouseCoopers LLP

    (27.01)  Financial Data Schedule

    (27.02)  Financial Data Schedule

    (27.03)  Financial Data Schedule

    (99.01)  Report of PricewaterhouseCoopers LLP and Restated Financial
             Statements

    (99.02)  Ratio of Earnings to Fixed Charges

    (99.03)  Computation of Ratio of Earnings to
             Fixed Charges

    (99.04)  Opinion of Debevoise & Plimpton

    (99.05)  Opinion of Day, Berry & Howard LLP


                                  Page 4 of 4